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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 25, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                   001-13711            13-3429953
      (State or other jurisdiction of      (Commission          (IRS Employer
      incorporation or organization)       File Number)      Identification No.)

       4211 W. Boy Scout Boulevard, Tampa, Florida                    33607
         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 1.01   MATERIAL DEFINITIVE AGREEMENT

On February 25, 2005, the Compensation and Human Resources Committee of the Board of Directors awarded to the Company's Named Executive Officers a grant of both restricted stock units and non-qualified options to purchase shares of the Company's common stock in the following equal amounts: Don DeFosset, 31,000; William F. Ohrt, 6,900; Victor Patrick, 4,600; George R. Richmond, 10,600; and Larry Comegys, 3,300. The form of the Restricted Stock Unit Award Agreement and the Non-Statutory Stock Option Agreement is filed herewith.

The Company and Mr. DeFosset entered into an agreement dated as of March 2, 2005, setting forth terms related to his previously announced retirement. The agreement is filed herewith and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS

(c)    Exhibits

The following exhibits are filed herewith:

10.1   Restricted Stock Unit Award Agreement
10.2   Non-Statutory Stock Option Agreement
10.3 Agreement dated as of March 2, 2005, between the company and Donald DeFosset

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WALTER INDUSTRIES, INC.


                                      By:    /s/ Victor P. Patrick
                                             -----------------------------------
                                      Title: Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date:  March 3, 2005